UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                October 31, 2005
                Date of report (Date of earliest event reported)

                           Supertel Hospitality, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Virginia
                 (State or Other Jurisdiction of Incorporation)

        0-25060                                         52-1889548
(Commission File Number)                     (IRS Employer Identification No.)

         309 North Fifth Street
              Norfolk, NE                                 68701
(Address of Principal Executive Offices)                (Zip Code)

                                 (402) 371-2520
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01.  Entry into a Material Definitive Agreement.

         Supertel Hospitality, Inc. previously filed a Current Report on Form 8-K dated September 12, 2005, reporting that Supertel Limited Partnership, a limited partnership 94% owned by Supertel Hospitality, Inc., entered into a definitive agreement to purchase six hotels from Independent Property Operators of America, LLC.

         The parties to the agreement have entered into an amendment of the agreement which provides, in part, that the purchase price is $32,309,705 and the closing date is extended to on or before November 30, 2005. The amendment of the agreement is attached hereto as Exhibit 2.2 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

            Exhibit  2.2 -  Amendment  to  Motel  Purchase  Agreement,  dated
                    October 31, 2005, among Supertel Limited Partnership and Independent Property Operators of America, LLC.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Supertel Hospitality, Inc.


Date:  November 4, 2005            By:    /s/ Donavon A. Heimes
                                       -------------------------------------
                                       Name:  Donavon A. Heimes
                                       Title: Chief Financial Officer, Treasurer
                                               and Secretary

                                  EXHIBIT INDEX

Exhibit           Description                                           Page No.

2.2         Amendment to Motel Purchase Agreement, dated October 31,
            2005, among Supertel Limited Partnership and Independent
            Property Operators of America, LLC.............................5